SUPPLEMENT DATED OCTOBER 16, 2009 TO THE
                         PROSPECTUS DATED AUGUST 3, 2009

               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 600

                        S&P FOUNDATION STRATEGY, SERIES 4
                     ZACKS SMID SELECT PORTFOLIO, SERIES 16

                               FILE NO. 333-160332

   Notwithstanding anything to the contrary in the Prospectus, the second paragraph under the "General Information" section is hereby deleted and replaced with the following:

   On July 17, 2009, Claymore Group Inc., the parent of the sponsor, entered into an Agreement and Plan of Merger with Claymore Holdings, LLC and GuggClay Acquisition, Inc. (the latter two entities are wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC). On October 14, 2009, the merger closed. Pursuant to the merger, GuggClay Acquisition, Inc. merged into Claymore Group Inc., with Claymore Group Inc. surviving. Further, as a result of the merger, Claymore Holdings, LLC owns 100% of the common shares of Claymore Group Inc.

                        Please keep for future reference.